SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 9, 2003



                                HUMBOLDT BANCORP
             (Exact name of registrant as specified in its charter)


  California                       0-27784                       93-1175446
  ----------                       -------                       ----------
(State or other                  (Commission                  (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
incorporation or
 organization)




                        2998 Douglas Boulevard, Suite 330
                               Roseville, CA 95661
                                  916.677.1133
          (Address and telephone number of principal executive offices)


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Item 9. Regulation FD Disclosure

     On May 9, 2003, the Chief Executive Officer and Chief Financial Officer of Humboldt Bancorp (the "Company") each submitted the certifications required by
Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the filing of the Company's Annual Report on Form 10-Q for the period ended March 31, 2003. Copies of the foregoing certifications are attached hereto as exhibits. The certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are being filed as part of the Form 10-Q.

     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 9, 2003                                   HUMBOLDT BANCORP,
                                                     a California Corporation


                                                     /s/  Patrick J. Rusnak
                                                     ---------------------------
                                                     Patrick J. Rusnak
                                                     Chief Financial Officer


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Exhibit Index

99.1     Certification of Form 10-Q by Chief Executive Officer
99.2     Certification of Form 10-Q by Chief Financial Officer
















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